                                                   EXHIBIT 10.4.2
                       FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED
               MASTER LOAN RESTRUCTURING AGREEMENT


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LOAN RESTRUCTURING AGREEMENT (hereinafter called the "First Amendment") dated as of November 28, 1995 is by and between Atwood Deep Seas, Ltd., a Texas limited partnership (the "Partnership"), Texas Commerce Bank, National Association ("TCB"), CoMac Partners ("CoMac") and Chemical Bank ("Chemical"; collectively with TCB and CoMac, referred to as the "Banks") and Chemical Bank, as agent (in such capacity, the "Agent").


                       W I T N E S S E T H:

     WHEREAS, the Partnership and the Banks entered into that certain Second Amended and Restated Master Loan Restructuring Agreement effective as of March 31, 1995 (the "Agreement") whereby, upon the terms and conditions therein stated, the Banks agreed to modify the terms of their loans to the Partnership as provided in the Agreement; and

     WHEREAS, the Partnership desires to re-document  the Vessels
(as defined in the Agreement) under the flag of the Republic of Panama, and the Banks have consented to same; and

     WHEREAS, the Partnership and the Banks mutually desire to amend certain aspects of the Agreement and related documents to reflect the above;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                            ARTICLE I
                          GENERAL TERMS

     1.01   Terms Defined in Agreement.   As used in this  First Amendment,
except as may otherwise be provided in Section 1.02 hereof, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

     1.02   Amended Definitions.   The following terms which are defined in
the Agreement are amended in their entirety as follows:

          "Agreement" shall mean the Second Amended and Restated Master Loan Restructuring Agreement dated as of March 31, 1995, as amended by the First Amendment, as may be further amended, supplemented or otherwise modified from time to time.

          "Eagle Mortgage" shall mean the Panamanian Indenture of First Naval Mortgage dated as of November 28, 1995 by the Partnership in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit C-3, attached to the First Amendment.

          "Eagle Mortgage Amendment" shall mean the Amendment No.
     3  to  First Preferred  Ship Mortgage dated  as of March 31,
     1995, substantially in the form of Exhibit C-1.

          "Eagle Vessel" shall mean that certain semi-submersible offshore drilling unit named the "ATWOOD EAGLE" (formerly known as the "Diamond M Eagle" and then the "Eagle"), Panamanian Provisional Patente No.24449-PEXT.

          "EOI" shall mean Eagle Oceanics, Inc., a Delaware corporation and wholly owned subsidiary of Atwood.

          "Existing Eagle Mortgage" shall mean the First Preferred Ship Mortgage, made and dated August 4, 1982, by Diamond M Eagle, Ltd., a predecessor in interest to the Partnership, to Chemical, as amended by the First Amendment thereto dated April 26, 1988, Amendment No. 2 to First Preferred Ship Mortgage dated November 12, 1992, and the Eagle Mortgage Amendment.

          "Existing Hunter Mortgage" shall mean the First Preferred Ship Mortgage, made and dated December 29, 1981, by Diamond M Hunter, Ltd., a predecessor in interest to the Partnership, to Chemical, as amended by the First Amendment thereto dated April 26, 1988, Amendment No. 2 to First Preferred Ship Mortgage dated November 12, 1992, and the Hunter Mortgage Amendment.

          "Funding Agreement" shall mean the Third Amended and Restated Funding Agreement dated as of March 31, 1995 among Atwood, the Partnership and the Partners, as amended by First Amendment to Third Amended and Restated Funding
     Agreement dated November 28, 1995, as may be further amended, supplemented or otherwise modified from time to time.

          "Hunter Mortgage" shall mean the Panamanian Indenture of First Naval Mortgage dated as of November 28, 1995 by the Partnership in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit C-4, attached to the First Amendment.

          "Hunter  Mortgage Amendment"  shall mean  the Amendment
     No.  3 to    First  Preferred  Ship  Mortgage  dated  as  of
     March 31, 1995, substantially in the form of Exhibit C-2.

          "Hunter Vessel" shall mean that certain semi-submersible offshore drilling unit named the "ATWOOD HUNTER" (formerly known as the "Diamond M Hunter" and then the "Eagle"), Panamanian Provisional Patente No. 24452-PEXT.

          "Partner  Mortgage Amendment"  shall mean  that certain
     Amendment No. 2  to Preferred Fleet  Mortgage on the  Hunter
     Vessel  and the  Eagle  Vessel dated  as  of March 31,  1995 executed by the Partnership in favor of Atwood.

          "Partner Mortgages" shall mean the AOI Mortgage as defined in the Funding Agreement.

          "Security Documents" shall be the collective reference to the Restructure Security Agreement, the Intercreditor
     Agreement, the Mortgages, the Trust Indenture and any Transfer Notices delivered to the Agent.

     1.03   Additional Definitions.   The following terms  are hereby added
as defined terms in the Agreement:

          "Existing  Partner Mortgages"  shall mean  the Existing
     AOI Mortgage as defined in the Funding Agreement.

          "First   Amendment"  shall  mean   that  certain  First
     Amendment  to  Second  Amended   and  Restated  Master  Loan
     Restructuring Agreement dated as of November 28, 1995.

          "Indemnification  Agreement"  shall  mean that  certain
     Indemnification Agreement  dated  as of  November  28,  1995 executed by Atwood, substantially in the form of Annex A attached to the First Amendment.

          "Trust Indenture" shall mean the Second Amended and Restated Trust Indenture dated as of March 31, 1995 between the Partnership and Chemical as Vessel Trustee, substantially in the form of Exhibit H, as amended by the First Amendment to the Second Amended and Restated Trust Indenture dated November 28, 1995, as may be further amended, supplemented or otherwise modified from time to time.

     1.04   Confirmation  and  Extent of  Changes.    All terms  which  are
defined in the Agreement shall remain unchanged except as specifically provided in Sections 1.02 and 1.03 of this First
Amendment.

                               PAGE 4
                             ARTICLE II
                      REVISIONS TO AGREEMENT


     2.01 Existing Liens. Section 2.1 of the Agreement is hereby amended to read in its entirety as follows:

         "2.1 Existing  Liens.  Except  with   respect  to   the
     Existing Eagle Mortgage and the Existing Hunter Mortgage which have been replaced by the Mortgages, the Partnership hereby confirms and acknowledges that without the necessity of further action by any party, the Existing Liens (a) are unimpaired and continue to be fully perfected security interests in favor of the Agent, and (b) continue to constitute collateral security for the Partnership's obligations to the Banks under this Agreement, the Term Notes and the other Restructuring Documents."

     2.02 Existing Documents Superseded. Section 2.3(e) of the Agreement is hereby amended to read in its entirety as follows:

          "(e) On the date of the First Amendment, the Liens created by the Existing Collateral Documents other than the Existing Eagle Mortgage and the Existing Hunter Mortgage shall be continued pursuant to the Restructure Security Agreement and the other Security Documents."

     2.03   Mortgages  Superseded.   The  following  provisions are  hereby
added as Sections 2.3(f) and (g) of the Agreement to read in their entirety as follows:

          "(f) On the  date of the First  Amendment, the Existing
     Eagle Mortgage shall be superseded by the Eagle Mortgage and the Existing Hunter Mortgage shall be superseded by the Hunter Mortgage.

          (g)  On the  date of the First  Amendment, the Existing
     Partner  Mortgages  shall  be  superseded   by  the  Partner
     Mortgages."

     2.04 Citizen Representation. The last sentence of Section 6.1(a) of the Agreement is hereby deleted.

     2.05 Mortgages. Section 6.1(b) of the Agreement is hereby amended to read in its entirety as follows:

     "The Partnership has the power, and has taken all necessary action (including, without limitation, action under the Partnership Agreement and the TRLPA), (i) to execute, deliver and perform its obligations under the Agreement, the Term Notes, the Security Documents, the Assumption Agreement and each other Restructuring Document to which it is a party, and to perform under the Mortgages and the Restructuring Documents to which it is a party, (ii) to assign, and grant to the Agent for the benefit of the Banks, a valid first security interest in, the collateral described in the Restructure Security Agreement, and (iii) to grant first priority mortgages on the Vessels under the laws of the Republic of Panama pursuant to the Mortgages. Except for completion of all formalities to convert in due course, the Provisional Patente on each of the Vessels into a

     Permanent Patent, no consent, license, approval or authorization of, or registration or declaration with, any Person (including any Governmental Authority) is required in connection with (x) the execution and delivery of this Agreement, the Term Notes, the Security Documents, the Assumption Agreement and the other Restructuring Documents to which it is a party or (y) the performance of the Mortgages and the Restructuring Documents to which it is a party (other than those required in connection with the Mortgages and filings under the Uniform Commercial Code with respect to the collateral described in the Restructure Security Agreement) or (z) the validity or enforceability against the Partnership of the Mortgages, the Assumption Agreement and the Restructuring Documents to which it is a party, except such consents, authorizations, licenses, approvals, registrations and declarations which have been obtained or made and are in full force and effect."

     2.06 Mortgages. Section 6.1(j) of the Agreement is hereby amended to read in its entirety as follows:

          "(j) Mortgages. (i) When each Mortgage has been duly executed by the Partnership and delivered to the Agent and duly recorded in the office listed on Schedule 4 hereto, each of the Mortgages will constitute a first priority mortgage on such Vessel in favor of the Agent for the benefit of the Banks named therein, having the effect and with the priority provided under the laws of the Republic of Panama."

     2.07   Insurance.   Section 8.4(c) of the  Agreement is hereby amended
to read in its entirety as follows:

          "(c)  at all times cause  each Vessel to  be insured to
     the  extent   required  by  the  terms   of  the  applicable
     Mortgage."

     2.08 Recorded Mortgages. The following provisions are hereby added as Sections 10.1(o), (p), (q), (r) and (s) of the Agreement as additional Events of Default to read in their entirety as follows:

          "(o) The  Agent shall not  have received within fifteen
     (15) Business Days of the date the First Amendment is executed (i) an original of each Mortgage bearing evidence of recordation by the relevant Vessel Recording office reflected in Schedule 4 to this Agreement, and
     (ii) authenticated copies of documentation issued by the Republic of Panama indicating that each Vessel is owned by the Partnership free and clear of all mortgages or other encumbrances other than the relevant Mortgage and Partner Mortgages; or

          (p)  The  Agent shall  not have received  within thirty
     (30) Business Days of the date the First Amendment is executed a Permanent [Reglamentary] Patente on the Eagle
     Vessel and the Hunter Vessel; or

          (q) The Agent shall not have received by Closing, a certificate executed by the General Partner attaching a list of the trade accounts payable of the Partnership as of September 30, 1995 and certifying that all such accounts payable will be paid as provided in Section 10.1(s); or

          (r) The Agent shall not have received by the forty-fifth (45th) day of the month following the month in which Closing occurs, a certificate executed by the General Partner attaching a list of the trade accounts payable of the Partnership as of the last day of the month in which Closing occurs and certifying that all such accounts payable will be paid within sixty (60) days; or

          (s)  The Agent  shall not  have received within  thirty
     (30) days after the expiration of the sixty (60) day period in Section 10.1(r) above, a certificate executed by the General Partner certifying that all accounts payable on the lists delivered pursuant to Sections 10.1(q) and 10.1(r) above have been paid in full."

     2.09 Schedule 4. Schedule 4 of the Agreement is hereby deleted and replaced with the Schedule 4 attached to this First Amendment.

                            ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES

     3.01 Representations Repeated. The representations and warranties of Partnership contained in the Agreement (as modified by this First
Amendment) are true and correct in all material respects at and as of the time of delivery of this First Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement or this First Amendment.

     3.02   Security  Documents.    All  Security Documents  to  which  the
Partnership is a party shall secure the Term Notes and all of the indebtedness of Partnership to Banks represented by the Term
Notes as such indebtedness is modified by this First Amendment, whether or not such Security Documents shall be expressly amended or supplemented in connection herewith.

     3.03   Compliance  with Obligations.   Partnership  has performed  and
complied with all agreements and conditions contained in the Agreement and the Security Documents required to be performed or complied with by Partnership prior to or at the time of delivery of this First Amendment.

     3.04 No Amendments. Nothing in Article III of this First Amendment is intended to amend any of the representations or warranties contained in the Agreement.

                            ARTICLE IV.
                            CONDITIONS

     4.01 Closing. The closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Simpson
Thacher  & Bartlett,  425  Lexington Avenue,  New York,  New York
10017, commencing at 10:00  A.M., New York time, on  November 28,
1995 or such other place or date as to which the Agent, the Banks and the Partnership shall agree.

     4.02   Conditions  Precedent.   Each of  the parties  hereto expressly
acknowledges that each of the following conditions is integral to the effectiveness of the agreements of the Agent and the Banks herein and that no such agreement shall be effective until the documents or instruments delivered at the Closing by the Agent or any Bank prior to the completion of all such conditions in connection with or in furtherance of any such agreement shall be so delivered in escrow until each of the following conditions shall have been satisfied:

           (A) Agreements. This First Amendment shall have been duly executed and delivered by each of the parties hereto, and each of the following agreements, amendments or instruments shall have been duly executed and delivered by the respective parties thereto and shall not have been terminated and the conditions to the effectiveness of such agreements, amendments or instruments shall have been fulfilled:

            (i)     the Mortgages;

           (ii)     First Amendment to Third Amended and Restated
                    Funding Agreement;

          (iii)     First   Amendment   to  Second   Amended  and
                    Restated Trust Indenture; and

           (iv)     the Indemnification Agreement.

         (b)   Resolutions.  The  Agent  shall   have  received resolutions,
certified  by  the  Secretary,  Assistant  Secretary  or  general
partner,  as  the  case   may  be,  of  each  of   the  following
corporations or limited partnerships, of the Board of Directors or partners (general and limited), as the case may be, of each of the following corporations or limited partnerships as to the following matters:

               (i)   of    the   Partnership    authorizing   the
          execution,  delivery  and  performance  of  this  First
          Amendment and the documents listed in 4.02(a) of this First Amendment to which it is a party;

              (ii)   of   Atwood   authorizing   the   execution,
          delivery   and   performance  of   the  Indemnification
          Agreement; and

             (iii)   of each of AHC, AODC and EOI authorizing the
          execution,   delivery  and  performance  of  the  First
          Amendment  to   Third  Amended  and   Restated  Funding
          Agreement.

          (c) Incumbency Certificates. The Agent shall have received a certificate of the Secretary or general partner, as the case may be, of each of the Partnership, Atwood, AHC, AODC and EOI certifying as to the incumbency and signature of each officer of such corporation authorized to sign the documents and agreements to which such corporation or limited partnership is a party (and each instrument referred to in such documents and agreements), together with evidence of the incumbency and signature of such Secretary or the person signing on behalf of such general partner, as the case may be.

          (d)   Vessel Documents.  The Agent shall have received:

               (i)   an  original  of  each  of   the  Mortgages,
          executed and acknowledged by the Partnership;

              (ii) authenticated copies of documentation issued by the Republic of Panama indicating that each Vessel is owned by the Partnership free and clear of all mortgages or other encumbrances other than the relevant Mortgage and Partner Mortgages; and

             (iii)   an  original  of  the  Trust   Indenture  as
          amended, executed by the Partnership.

          (e) Legal Opinions. The Agent shall have received the following legal opinions, each dated as of the date of this First
Amendment:

               (i) an opinion of Griggs & Harrison, special counsel to the Partnership, substantially in the form of Annex B to this First Amendment;

              (ii) an opinion of Griggs & Harrison, counsel to Atwood, AHC, AODC and EOI substantially in the form of Annex C to this First Amendment; and

             (iii)   an  opinion   of  Benedetti   &   Benedetti,
          Panamanian counsel to the Partnership, substantially in the form of Annex D to this First Amendment.

          (f) Financial Information. The Agent shall have received each of the financial statements referred to in subsection 6.1(f) of the
Agreement,   which  statements   substantially  conform   to  the
requirements of such subsection and shall be in form and substance satisfactory to the Agent.

          (g) Other Agreements/Matters. The Partnership shall have duly and validly issued, executed and delivered to Banks this First
Amendment and such other documents as the Agent may reasonably request in connection with the transactions contemplated by the Agreement in form and substance reasonably satisfactory to the Agent and its counsel.

     4.03   Release  of  Mortgages.     The  Partnership  acknowledges  and
consents that the Agent shall not be required to release the Existing Eagle Mortgage or the Existing Hunter Mortgage unless and until the Agent has received the opinion of Panamanian counsel to the Partnership.

                           ARTICLE V
                          MISCELLANEOUS

     5.01 Amend Loan Documents. The Partnership and the Banks expressly agree that all documents and instruments executed in connection with the Term Notes and dated as of March 31, 1995, are hereby amended to reflect the terms of this First Amendment and the matters referred to herein.

     5.02 Extent of Amendments. Except as otherwise expressly provided herein, the Agreement, the Security Documents, and the other instruments and  agreements referred to therein  are not amended,
modified  or  affected  by  this  First  Amendment.    Except  as
expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect.

     5.03   References.   On  and  after  the  date  on  which  this  First
Amendment   becomes  effective,  the   terms,  "this  Agreement,"
"hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment.

     5.04 Counterparts. This First Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be
deemed to constitute  one and the same instrument.   A set of the
copies of this First Amendment signed by all the parties shall be lodged with the Partnership and the Agent.

     5.05   GOVERNING LAW.   THIS  FIRST AMENDMENT,  THE AGREEMENT  AND THE
TERM  NOTES  AND  THE  RIGHTS  AND  OBLIGATIONS  OF  THE  PARTIES
HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED  AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     5.06   Severability.   The invalidity  of any  one or  more covenants,
phrases, clauses, sentences or paragraphs of this First Amendment shall not affect the remaining portions of this First Amendment or any part hereof, and in case of any such invalidity, this First Amendment shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

     5.07 Release of Mortgages. By execution of this First Amendment, each of the Banks hereby authorizes and directs the Agent to release the Existing Eagle Mortgage and Existing Hunter Mortgage in connection with the re-documentation of the Vessels under the flag of the Republic of Panama.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATWOOD DEEP SEAS, LTD.

                        By:  ATWOOD HUNTER CO., General Partner


                        By:
                        James M. Holland
                        Vice President

                        Address:   Same as
                        Subsection 13.2 of the Agreement


                        CHEMICAL BANK
                        as Agent and as a Bank


                        By:
                        Charles O. Freedgood
                        Vice President

                        Address:   Same as
                        Subsection 13.2 of the Agreement


                        TEXAS COMMERCE BANK,
                        NATIONAL ASSOCIATION


                        By:
                           Name:
                           Title:  Vice President

                           Texas Commerce Bank National Association
                           712 Main Street
                           Houston, Texas  77001
                           Attn.:
                           Telecopy:
                           Telephone Confirmation:

                           COMAC PARTNERS


                           By:
                              Name:
                              Title: General Partner

                              10 Glenville Street
                              Greenwich, Connecticut 06831

Schedule   4  to   Second  Amended   and  Restated   Master  Loan
Restructuring Agreement



                    MORTGAGE RECORDING OFFICES


REPUBLIC OF PANAMA
MINISTERIO DE HACIENDA Y TESORO
DIRECCION GENERAL CONSULAR Y DE NAVES

MARINA MERCANTE NACIONAL
DEPARTAMENTO DE NAVES

                             ANNEX A


             Form of Atwood Indemnification Agreement

                             ANNEX B


              Opinion of counsel to the Partnership

                             ANNEX C


         Opinion of counsel to Atwood, AHC, AODC and EOI

                             ANNEX D


         Opinion of Panamanian counsel to the Partnership

                           EXHIBIT C-3

       Form of Panamanian Indenture of First Naval Mortgage
                          (Atwood Eagle)

                           EXHIBIT C-4

       Form of Panamanian Indenture of First Naval Mortgage
                         (Atwood Hunter)